EXCHANGE AGREEMENT

EXCHANGE AGREEMENT, dated as of July __, 2019 (the “Agreement”), by and between BIORESTORATIVE THERAPIES, INC., a Delaware corporation (the “Company”), and _______________________________ (the “Holder”).
WHEREAS, the Holder is the holder of a Promissory Note, dated January __, 2019, issued by the Company to the Holder in the principal amount of $_________ (as amended, the “Note”).
WHEREAS, the maturity date for the payment of the principal amount of the Note, together with accrued interest thereon, is July 22, 2019.
WHEREAS, the Note provides for the right of the Holder to convert the principal amount of the Note, together with accrued interest, into shares of Common Stock of the Company (“Common Stock”) and a warrant for the purchase of Common Stock in, or substantially in, the form attached to the Note as Exhibit 1 (the “Current Warrant”) at a conversion price of sixty cents ($0.60) per share of Common Stock (subject to adjustment for reverse stock splits and the like) (the “Note Conversion Price”).
WHEREAS, the Company has requested that the Holder extend the maturity date of the Note to September 30, 2019 (the “New Maturity Date”) and, in connection therewith to provide for an automatic conversion of the Note into shares of Common Stock and a modification to the terms of the Current Warrant as hereinafter provided (the “Exchange Warrant”), in exchange for the amounts payable pursuant to the Note (the “Exchange Offer”).
WHEREAS, the Holder desires to exchange the amounts payable pursuant to the Note for Common Stock and the Exchange Warrant pursuant to the Exchange Offer, subject to the terms and conditions hereof.
WHEREAS, the Holder is willing to extend the maturity date of the Note to September 30, 2019 and modify the terms of the Note and the Current Warrant as hereinafter provided.
NOW, THEREFORE, the parties agree as follows:
1. Exchange; Extension of Maturity Date.
1.1 In the event, on or prior to the New Maturity Date, the Company enters into an underwriting agreement for a public offering of its securities pursuant to which, after giving effect to such offering, the Common Stock will be listed on the Nasdaq Stock Market (the “Public Offering”), then, thereupon, the outstanding principal amount of the Note, together with accrued interest thereon, shall be automatically deemed to have been exchanged for Common Stock (the “Exchange Shares” and together with the Exchange Warrant, the “Exchange Securities”) and the Exchange Warrant at an exchange price (the “Exchange Price”) equal to the lesser of (i) seventy-five percent (75%) of the offering price for the Common Stock or units of Common Stock and warrants, as the case may be, pursuant to the Public Offering (the “Public Offering Price”) and (ii) the Note Conversion Price (the “Exchange”).  The number of shares of Common Stock issuable pursuant to the Exchange Warrant shall be as set forth in the Note.  The exercise price of the Exchange Warrant shall be equal to the lesser of (a) the exercise price set forth in the Current Warrant or (b) one hundred twenty-five percent (125%) of the Exchange Price.
1.2 The certificates evidencing the Exchange Shares and the Exchange Warrant issuable to the Holder pursuant to the Exchange Offer will be delivered by the Company to the Holder within five (5) days of closing of the Public Offering.
1.3 The Holder agrees that, in connection with the Public Offering, it shall enter into a lock-up agreement with the managing underwriter of the Public Offering, upon terms reasonably acceptable to such managing underwriter and the Holder, which lock-up agreement shall provide for, among other things, a one hundred thirty-five (135) day lock-up period and a termination of such lock-up period in the event the closing price for the Common Stock equals or exceeds one hundred fifty percent (150%) of the Public Offering Price for a period of five (5) consecutive trading days.
1.4 The parties agree that the maturity date for the payment of the principal amount of the Note, together with accrued interest thereon, is the New Maturity Date.
2. Representations by Holder.
The Holder understands and agrees that the Company is relying and may rely upon the following representations, warranties, acknowledgements, consents, confirmations and covenants made by the Holder in entering into this Agreement:

2.1 The Holder recognizes that the acquisition of the Exchange Securities and, in the event of the exercise of the Exchange Warrant, the shares of Common Stock issuable pursuant thereto (the “Warrant Shares”) involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity with respect to the Exchange Securities in that (a) the Holder may not be able to liquidate the Exchange Securities in the event of emergency; (b) transferability is extremely limited; and (c) the Holder could sustain a complete loss of its investment.
2.2 The Holder represents and warrants that it (a) is competent to understand and does understand the nature of the Exchange Offer; and (b) is able to bear the economic risk of an acquisition of the Exchange Securities.
2.3 The Holder represents and warrants that it is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).  The Holder meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification contained herein.
2.4 The Holder represents and warrants that it has significant prior investment experience, including investment in restricted securities, and that it has read this Agreement and the Current Warrant in order to evaluate the merits and risks of the Exchange Offer.
2.5 The Holder represents and warrants that it has reviewed all reports, statements and other documents filed by the Company with the Securities and Exchange Commission (collectively, the “SEC Reports”), including, the risk factors set forth therein.  The Holder also represents and warrants that it has been furnished by the Company with all information regarding the Company which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Exchange Offer, and any additional information which it had requested; and that it has had the opportunity to consult with its own tax or financial advisor concerning an acquisition of the Exchange Securities.  The Holder confirms that no oral representations have been made or oral information furnished to the Holder or its advisers in connection with the Exchange Offer that are inconsistent in any respect with the SEC Reports, this Agreement or the Current Warrant.
2.6 The Holder acknowledges that the Exchange Offer has not been reviewed by the Securities and Exchange Commission (the “SEC”) because it is intended to be either (a) a non-public offering pursuant to Section 4(a)(2) of the Act and Rule 506 of Regulation D promulgated thereunder or (b) exempt from the registration requirements of the Act pursuant to Section 3(a)(9) thereof.  The Holder represents that the Exchange Securities are and will be being acquired for its own account, for investment and not for distribution to others.  The Holder agrees that it will not sell, transfer or otherwise dispose of the Exchange Securities, or any portion thereof, unless they are registered under the Act or unless an exemption from such registration is available.
2.7 The Holder consents that the Company may, if it desires, permit the transfer of the Exchange Securities by the Holder out of its name only when its request for transfer is accompanied by an opinion of counsel satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws (collectively, “Securities Laws”).  The Holder agrees to be bound by any requirements of such Securities Laws.
2.8 The Holder acknowledges and agrees that the Company is relying on the Holder’s representations and warranties contained in this Agreement in determining whether to enter into this Agreement.
2.9 The Holder consents to the placement of a legend on the Exchange Securities stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.  The Holder is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Exchange Securities.
2.10 The Holder represents and warrants that the address set forth on the signature page is the Holder’s true and correct address.
2.11 The Holder represents and warrants that it is unaware of, is in no way relying on, and did not become aware of, the Exchange Offer through, or as a result of, any form of general solicitation or advertising, including, without limitation, articles, notices, advertisements or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where the attendees have been invited by any such means of general solicitation or advertising.
2.12 The Holder represents and warrants as follows:
(i) if a natural person, the Holder has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof;
(ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, the Holder was not formed for the specific purpose of acquiring the Exchange Securities, it is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of, its charter or other organizational documents, it has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to acquire and hold the Exchange Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of the Holder and this Agreement a legal, valid and binding obligation of the Holder; and
(iii) if executing this Agreement in a representative or fiduciary capacity, the Holder has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity for whom the Holder is executing this Agreement, and such individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and acquire the Exchange Securities, and that this Agreement constitutes a legal, valid and binding obligation of such entity.
2.13 The Holder represents and warrants that the execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or other document to which the Holder is a party or by which it is bound.
2.14 NEITHER THE EXCHANGE SHARES, NOR THE WARRANT NOR THE WARRANT SHARES OFFERED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE EXCHANGE SHARES, THE WARRANT AND THE WARRANT SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. NEITHER THE EXCHANGE SHARES, NOR THE WARRANT NOR THE WARRANT SHARES HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE SEC REPORTS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
2.15 The Holder represents and warrants that no commission or other remuneration has been or will be given, directly or indirectly, by the Holder in connection with the Exchange Offer.
2.16 The Holder represents and warrants that the officers, directors, trustees, managers and other controlling parties of the Holder, if any, have not adopted any resolutions relative to the distribution of any of the Exchange Securities to its shareholders, members or beneficiaries and they have no present intention to do so.
2.17 The Holder represents and warrants that any information which the Holder has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company.
3. Representations by the Company.
The Company represents and warrants to the Holder as follows:
3.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as now conducted.
3.2 The Company has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and this Agreement constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.
3.3 The execution, delivery and performance of this Agreement do not and will not, with the giving of notice or the passage of time or both, violate or result in a breach or termination of any provision of, or constitute a default under, the certificate of incorporation or by-laws of the Company or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Company or its assets may be bound or subject.
4. Miscellaneous.
4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by certified mail (return receipt requested, postage prepaid), or overnight mail or courier, addressed as follows:
To the Company:
40 Marcus Drive, Suite One
Melville, New York 11747
Attn: Chief Executive Officer

With a copy to:
Certilman Balin Adler & Hyman, LLP
90 Merrick Avenue
East Meadow, New York 11554
Attn:  Fred Skolnik, Esq.
To the Holder:  at its address indicated on the signature page of this Agreement or to such other address as to which either party shall notify the other in accordance with the provisions hereof.  Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.
4.2 This Agreement shall not be changed, modified or amended except by a writing signed by the party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.
4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors, assigns and legal representatives.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.
4.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of New York, applicable to agreements to be performed wholly within the State of New York.  The Company and the Holder hereby irrevocably consent and submit to the exclusive jurisdiction of any federal or state court located within Nassau County or Suffolk County, New York over any dispute arising out of or relating to this Agreement and each party hereby irrevocably agrees that all claims in respect of such dispute or any legal action related thereto may be heard and determined in such courts.  Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.
4.5 The headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.
4.6 All references to the neuter gender herein shall likewise apply to the masculine or feminine gender as and where applicable, and vice-versa.
4.7 This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument. Signatures transmitted herein via facsimile or other electronic image shall be deemed original signatures. Upon the execution and delivery of this Agreement by the Holder, this Agreement shall become the binding obligation of the Holder with respect to the acquisition of the Exchange Securities as herein provided.
4.8 Only upon written approval and acceptance of this Agreement by the Company shall the Company be obligated hereunder.
4.9 The Holder acknowledges that it has been represented by counsel, or afforded the opportunity to be represented by counsel, in connection with this Agreement.  Accordingly, any rule of law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the Holder.  The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.
[Remainder of page intentionally left blank.  Signature page follows.]

BIORESTORATIVE THERAPIES, INC.

EXCHANGE AGREEMENT

Accredited Investor Certification
(Initial the appropriate box(es))

The Holder represents and warrants that it, he or she is an “accredited investor” based upon the satisfaction of one or more of the following criteria:

_____	(1) he or she is a natural person who has a net worth or joint net worth with his or her spouse in excess of $1,000,000 at the date hereof[1]; or

_____
(2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	(3) he or she is a director or executive officer of the Company; or

_____
(4) it is either (a) a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance company as defined in Section 2(13) of the Securities Act, (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act, (e) a small business investment company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the determination to accept the Exchange Offer is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is a bank, savings and loan association, an insurance company or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the determination to accept the Exchange Offer made solely by persons who otherwise meet these suitability standards; or

____________________________
1 For purposes of calculating net worth:
(i) The Holder’s primary residence shall not be included as an asset;
(ii) Indebtedness that is secured by the Holder’s primary residence, up to the estimated fair market value of the primary residence at the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(iii)  Indebtedness that is secured by the Holder’s primary residence in excess of the estimated fair market value of the primary residence at the date hereof shall be included as a liability.

_____	(5) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

_____
(6) it is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust or a partnership not formed for the specific purpose of acquiring the Exchange Securities offered hereby, with total assets in excess of $5,000,000; or

_____
(7) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Exchange Securities, whose determination to accept the Exchange Offer is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the acquisition of the Exchange Securities; or

_____
(8) it is a corporation, partnership or other entity, and each and every equity owner of such entity initials a separate Accredited Investor Certification pursuant to which it, he or she certifies that it, he or she meets the qualifications set forth in either (1), (2), (3), (4), (5), (6) or (7) above.

If the Holder is an INDIVIDUAL, or if the
Exchange Securities are being acquired as
JOINT TENANTS, as TENANTS IN
COMMON, or as COMMUNITY
PROPERTY:

____________________________

Name(s) of Holder

____________________________
Signature of Holder

____________________________
Signature, if jointly held

____________________________
Date

If the Holder is a PARTNERSHIP,
CORPORATION, LIMITED LIABILITY
COMPANY or TRUST:

____________________________
Name of Holder

By:____________________________
      Signature of Authorized Representative

____________________________
Name and Title of Authorized Representative

____________________________
Date

IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the day first above written.

BIORESTORATIVE THERAPIES, INC. By:______________________ Mark Weinreb President and Chief Executive Officer

If the Holder is an INDIVIDUAL, or if the Exchange Securities are being acquired as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

______________________ Print Name(s) ______________________ Signature(s)	______________________ Social Security Number ______________________ Address(es) ______________________ Date

If the Holder is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________ Name of Partnership, Corporation Limited Liability Company or Trust By:____________________________ Name:______________________ Title:_______________________
____________________________
Type of Entity

____________________________
Federal Taxpayer Identification Number

____________________________
Address

____________________________
State of Organization

____________________________
Date